UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 6, 2007
AMSCAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21827	13-3911462
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Grasslands Road, Elmsford, New York	10523
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 345-2020
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On November 6, 2007, AAH Holdings Corporation (“AAH Holdings”), the parent of Amscan Holdings, Inc. (the “Company”), and Factory Card and Party Outlet Corp. (“Factory Card”) issued a press release announcing the expiration of the all cash tender offer for all of the outstanding shares of common stock of Factory Card (the “Offer”) by the Company and its wholly-owned subsidiary, Amscan Acquisition, Inc. (“Purchaser”), and Purchaser’s acceptance for payment of all shares of Factory Card common stock tendered as of that date, including shares tendered pursuant to a notice of guaranteed delivery that had not yet been delivered but would be delivered in accordance with the terms of the Offer. On November 5, 2007, the depositary for the tender offer notified the Company that a total of 2,989,073 shares of Factory Card common stock had been validly tendered and not withdrawn, including 76,581 shares tendered by notice of guaranteed delivery, which represents approximately 86% of all issued and outstanding shares of Factory Card common stock.
AAH Holdings and Factory Card also announced the commencement of a subsequent offering period in connection with the Offer, at 9:00 a.m., Eastern time, on November 6, 2007. The subsequent offering period will expire at 11:59 p.m., Eastern time, on November 15, 2007, unless extended pursuant to the Merger Agreement. Any such extension will be followed as promptly as practicable by public announcement, which will be issued no later than 9:00 a.m., Eastern time, on the next business day after the subsequent offering period has expired.
Shares properly tendered during this subsequent offering period will be accepted as they are tendered and paid for promptly as they are accepted. Stockholders who properly tender during the subsequent offering period will receive the same $16.50 per share cash consideration that is payable to stockholders who tendered during the original offering period. Procedures for tendering shares during the subsequent offering period are the same as during the initial offering period with two exceptions: (1) shares cannot be delivered by the guaranteed delivery procedure and (2) pursuant to Rule 14d-7(a)(2) under the Securities Exchange Act of 1934, as amended, shares tendered during the subsequent offering period may not be withdrawn.
The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2007 and is incorporated by reference into this Item 8.01.
The full text of the November 6, 2007 press release issued by the Company’s parent and Factory Card is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits:

Exhibit
No.	Description
2.1
Agreement and Plan of Merger dated September 17, 2007, by and between Amscan Holdings, Inc., Amscan Acquisition, Inc. and Factory Card & Party Outlet Corp. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Amscan Holdings, Inc. with the Securities and Exchange Commission on September 18, 2007).

99.1	Joint Press Release of AAH Holdings Corporation and Factory Card & Party Outlet Corp., dated November 6, 2007. Filed herewith.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSCAN HOLDINGS, INC. (Registrant)
Dated: November 7, 2007	By:	/s/ Michael Correale
		Name:	Michael Correale
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
2.1
Agreement and Plan of Merger dated September 17, 2007, by and between Amscan Holdings, Inc., Amscan Acquisition, Inc. and Factory Card & Party Outlet Corp. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Amscan Holdings, Inc. with the Securities and Exchange Commission on September 18, 2007).

99.1	Joint Press Release of AAH Holdings Corporation and Factory Card & Party Outlet Corp., dated November 6, 2007. Filed herewith.